UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 3, 2008
QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)
777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On July 3, 2008, Quicksilver Resources Inc. (“Quicksilver”) entered into a Purchase and Sale Agreement (the “Royalty PSA”) with Nortex Minerals, L.P., Petrus Investment, L.P., Petrus Development, L.P., and Perot Investment Partners, Ltd. (collectively, the “Royalty Sellers”) to acquire certain royalty and related interests in various oil and gas properties (the “Royalties”) relating to the Barnett Shale formation from the Royalty Sellers for a purchase price payable at closing of $306,826,638 in cash and a number of shares of Quicksilver’s common stock having a value of $94,556,000. The number of shares of common stock to be issued to cover the stock portion of the purchase price will be determined by dividing $94,556,000 by the volume-weighted average, for each of the fifteen (15) consecutive trading days immediately prior to the third business day prior to the closing date, of the per share volume-weighted average prices of Quicksilver’s common stock. The aggregate purchase price to be paid under the Royalty PSA, including the stock component, is subject to certain purchase price adjustments.
     Contemporaneously with the execution of the Royalty PSA, Quicksilver entered into a Purchase and Sale Agreement (the “Working Interest PSA” and, collectively with the Royalty PSA, the “Purchase Agreements”) with Hillwood Oil & Gas, L.P., Burtex Minerals, L.P., Chief Resources, LP, Chief Resources Alliance Pipeline LLC, Chief Oil & Gas LLC, Hillwood Alliance Operating Company, L.P., Berry Barnett, L.P., Collins and Young, L.L.C., and Mark Rollins (collectively, the “Working Interest Sellers” and, together with the Royalty Sellers, the “Sellers”) to acquire an interest and other rights in and to various oil and gas properties relating to the Barnett Shale formation, including certain wells, equipment and other assets associated therewith (collectively, the “Interests”) from the Working Interest Sellers for a purchase price payable at closing of $693,173,362 in cash and a number of shares of Quicksilver’s common stock having a value of $212,444,000. The number of shares of common stock to be issued to cover the stock portion of the purchase price will be determined by dividing $212,444,000 by the volume-weighted average, for each of the fifteen (15) consecutive trading days immediately prior to the third business day prior to the closing date, of the per share volume-weighted average prices of Quicksilver’s common stock. The aggregate purchase price to be paid under the Working Interest PSA, including the stock component, is subject to certain purchase price adjustments.
     The transactions (collectively, the “Transaction”) contemplated by the Purchase Agreements are expected to close on August 8, 2008, subject to expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the satisfaction or waiver of other customary closing conditions. Possession of the Royalties or Interests, as applicable, will be transferred at the respective closings, but certain associated financial benefits and burdens will be transferred effective as of April 1, 2008.
     The Purchase Agreements contain customary representations, warranties, covenants, indemnification obligations and closing conditions. Subject to certain conditions and exceptions, each of the Purchase Agreements may be terminated prior to closing in the event that (a) the parties to the agreement mutually consent to the termination, (b) the closing under the agreement has not occurred prior to the close of business on October 1, 2008, (c) there is a failure to perform certain covenants, (d) there is a material breach, or (e) there exists certain title and/or environmental defects as applicable.
     The foregoing summary is not intended to be complete and is qualified in its entirety by the full text of the Royalty PSA and the Working Interest PSA, copies of which are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.
     On July 7, 2008, Quicksilver issued a press release that included an operational update regarding estimated total average daily production and aggregate unit expenses for the second quarter of 2008. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 3.02.	Unregistered Sales of Equity Securities.
     The disclosure under Item 1.01 is incorporated herein by reference. The issuance of shares of Quicksilver’s common stock pursuant to the Purchase Agreements will be undertaken in reliance on exemptions from registration provided under Section 4(2) of the Securities Act of 1933. Quicksilver relied on these exemptions from registration based in part on representations made by the Sellers in the Purchase Agreements, as to, among other matters, status as accredited investors, access to information and investment intent.

Item 7.01.	Regulation FD Disclosure.
     Quicksilver will host a conference call on July 7, 2008, at 11:00 a.m. eastern time, to discuss the details of the Transaction. A related slide presentation providing maps and other data relating to the Transaction is attached as Exhibit 99.2 and is incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit Number	Description

10.1
Purchase and Sale Agreement, dated as of July 3, 2008, among Nortex Minerals, L.P., Petrus Investment, L.P., Petrus Development, L.P., and Perot Investment Partners, Ltd., as Sellers, and Quicksilver Resources Inc., as Purchaser.

10.2
Purchase and Sale Agreement, dated as of July 3, 2008, among Hillwood Oil & Gas, L.P., Burtex Minerals, L.P., Chief Resources, LP, Hillwood Alliance Operating Company, L.P., Chief Resources Alliance Pipeline LLC, Chief Oil & Gas LLC, Berry Barnett, L.P., Collins and Young, L.L.C. and Mark Rollins, as Sellers, and Quicksilver Resources Inc., as Purchaser.

99.1	Press release dated July 7, 2008.

99.2	Slide presentation in connection with July 7, 2008 conference call.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.
By:	/s/ John C. Cirone
John C. Cirone
Senior Vice President, General Counsel and Secretary

Date: July 7, 2008

INDEX TO EXHIBITS

Exhibit Number	Description

10.1
Purchase and Sale Agreement, dated as of July 3, 2008, among Nortex Minerals, L.P., Petrus Investment, L.P., Petrus Development, L.P., and Perot Investment Partners, Ltd., as Sellers, and Quicksilver Resources Inc., as Purchaser.

10.2
Purchase and Sale Agreement, dated as of July 3, 2008, among Hillwood Oil & Gas, L.P., Burtex Minerals, L.P., Chief Resources, LP, Hillwood Alliance Operating Company, L.P., Chief Resources Alliance Pipeline LLC, Chief Oil & Gas LLC, Berry Barnett, L.P., Collins and Young, L.L.C. and Mark Rollins, as Sellers, and Quicksilver Resources Inc., as Purchaser.

99.1	Press release dated July 7, 2008.

99.2	Slide presentation in connection with July 7, 2008 conference call.